Exhibit 10.4

*CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THIRD AMENDMENT TO TAX RECEIVABLE AGREEMENT

This Third Amendment to Tax Receivable Agreement (this “Agreement”), dated as of October 24, 2022 (the “Effective Date”), is by and among Acreage Holdings America, Inc., a Nevada corporation (the “U.S. Corporation”), High Street Capital Partners, LLC, a Delaware limited liability company (the “U.S. LLC”), the members who are signatories hereto and who constitute the Supermajority Member Approval, as such term is defined in the TRA (the “Members”), Canopy Growth Corporation, a corporation existing under the laws of Canada (“Canopy”) and Canopy USA LLC, a Delaware limited liability company (“Canopy USA”). The U.S. Corporation, U.S. LLC, the Members, Canopy and Canopy USA shall be collectively referred to herein as the “Parties”. Unless otherwise herein defined, all capitalized terms shall have the meanings ascribed to them in the TRA.

WHEREAS, U.S. Corporation, U.S. LLC, the Members and certain other individuals originally entered into that certain Tax Receivable Agreement dated as of November 14, 2018 (the “Initial Agreement”), as amended by that certain First Amendment to Tax Receivable Agreement among the parties thereto dated June 27, 2019 (the “First Amendment”) and that certain Second Amendment to Tax Receivable Agreement among the parties thereto dated September 23, 2020 (the “Second Amendment” and together with the Initial Agreement and the First Amendment, the “TRA”) which provides for certain payments and arrangements with respect to certain tax benefits to be derived by U.S. Corporation as a result of certain exchanges or redemptions of membership units in U.S. LLC;

WHEREAS, in connection with the TRA, Acreage Holdings, Inc. (“Acreage”), the direct parent company to U.S. Corporation, established (i) the Second Amended and Restated Acreage Holdings Tax Receivable Bonus Plan, dated June 27, 2019, as amended by that certain First Amendment to Second Amended and Restated Acreage Holdings Tax Receivable Bonus Plan, dated September 26, 2020 (“Bonus Plan I”), and (ii) the Acreage Holdings Tax Receivable Bonus Plan II, dated April 17, 2019, as amended by that certain First Amendment to Acreage Holdings Tax Receivable Bonus Plan II, dated September 26, 2020 (“Bonus Plan II,” and together with Bonus Plan I, collectively, the “Bonus Plans”), as part of the total compensation strategy of Acreage and its affiliates and subsidiaries, including, without limitation, U.S. Corporation and U.S. LLC, which Bonus Plans were incorporated by reference into the TRA;

WHEREAS, Acreage and Canopy USA desire to enter into an arrangement agreement (the “Floating Share Arrangement Agreement”) as of the date hereof whereby Canopy will acquire all of the issued and outstanding Class D subordinate voting shares of Acreage (the “Floating Shares,” and the transaction contemplated by the Floating Share Arrangement Agreement, the “Proposed Transaction”);

WHEREAS, in consideration of the assignment of rights by the TRA Members (as defined below) of each TRA Member’s rights under the TRA to Canopy USA and Canopy USA thereby becoming the sole beneficiary and member under the TRA, Canopy USA, in accordance with the terms of this Agreement, shall cause Canopy to, and Canopy shall, issue common shares in the capital of Canopy (the “Canopy Shares”) equal to US$30,440,955.00 to the individuals party to the TRA (the “TRA Members”), upon receipt of an executed Assignment Agreement (as defined in Section 4); and

WHEREAS, except as specifically set forth in Section 2 of this Agreement, the Parties desire that all other terms and conditions of the TRA remain in full force and effect.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto hereby agree:

1.            Recitals. The above recitals are hereby incorporated into the substantive provisions of this Amendment by reference hereto.

2.            Amendments to TRA. Pursuant to Section 7.6(b) of the TRA, the Parties hereto, which includes Supermajority Member Approval, hereby amend the TRA as follows:

(a)               Drag Along Rights. A new Section 3.4 shall be added to the TRA as follows:

“Section 3.4 Drag-Along Rights.

(a)                Participation. If at any time Members constituting a Supermajority Member Approval (the “Supermajority Members”) desire to transfer their interests hereunder to a third party (the “Transferee”), the Supermajority Members shall have the right to require each other Member party to this Agreement (“Drag-along Members”) to participate in such transfer to said Transferee in the manner set forth in this Section 3.4.

(b)                Notice. The Supermajority Members shall exercise their rights pursuant to this Section 3.4 by having a designee selected by them (the “Designee”) delivering a written notice to the Drag-along Members as soon as practicable following the decision to implement the drag-along rights set forth herein, setting forth (i) the consideration to be received by the Drag-along Member, (ii) the identity of the Transferee, (iii) any other items and conditions of the proposed transfer as reasonably determined by the Supermajority Members, and (iv) the date of the proposed transfer with respect to the Drag-along Members.

(c)                Conditions of Transfer. The consideration to be received by each Drag-along Member shall be the same form and pro-rata amount of consideration to be received by the Supermajority Members. The terms and conditions of the transfer by the Drag-along Members shall be the same as those agreed to by the Supermajority Members.

(d)                Cooperation. The Drag-along Members shall take all necessary and desirable actions, as requested by the Designee, to consummate the transfer of interests hereunder pursuant to the exercise of the drag-along right set forth in this Section 3.4, including, without limitation, entering into agreements and delivering certificates, assignments and instruments, in each case, consistent with the agreements and assignments being entered into and the certificates being delivered by the Supermajority Members.

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(e)                Appointment of Attorney-in-Fact. Each Drag-along Member hereby unconditionally and irrevocably appoints the manager of the U.S. Corporation, or any other person designated by the Supermajority Members, which may be the Designee, as such Drag-along Member’s agent, proxy and attorney-in-fact, with full power of substitution for purposes of the exercise of the drag-along right set forth in this Section 3.4. Each Drag-along Member authorizes such person to represent such Drag-along Member and to take any action necessary to effect the drag-along right set forth in this Section 3.4, including, without limitation, the execution and delivery of any of the agreements, assignments and instruments referred to in Section 3.4(d) above. Such power of attorney is coupled with an interest and shall be irrevocable unless and until this Agreement terminates.”

(b)               Registration Rights. The language set forth on Exhibit A hereto shall be added as a new section 7.16 of the TRA.

(c)               Deletions. Sections 4(a) and 4(b) of the First Amendment are hereby deleted in their entirety.

(d)              Claw Back. Section 4(d) of the First Amendment is hereby amended and restated as follows:

“No Claw Back. For the avoidance of doubt, the Members shall not be required under any circumstance to return any portion of the Tax Benefit Payments made after the Acquisition.”

3.                  TRA Payment. In consideration of the assignment of rights by the TRA Members of each TRA Member’s rights under the TRA to Canopy USA and Canopy USA thereby becoming the sole beneficiary and member under the TRA (i) the Supermajority Members shall exercise the drag-along rights contemplated by Section 2(a) in accordance with the terms thereof and Section 4 below and (ii) within two business days following the Assignment Agreement Delivery Date (as defined below), Canopy USA shall cause Canopy to, and Canopy shall, issue an aggregate of USD$30,440,955 in Canopy Shares to the TRA Members (the “TRA Payment”) as set forth in Sections 4 and 5 herein. Canopy USA shall cause Canopy to, and Canopy shall, make the TRA Payment in accordance with Sections 4 and 5 below. The number of Canopy Shares constituting the TRA Payment shall be equal to the Fair Market Value of such Canopy Shares measured as of the close of trading on the second trading date prior to (i) the Effective Date, with respect to the Initial Payment and (ii) the date of issuance of such portion of the TRA Payment, with respect to the Second Payment. “Fair Market Value” shall mean the volume weighted average price per Canopy Share on the Nasdaq or, if the relevant shares are no longer traded on the Nasdaq at the applicable time, such other stock exchange upon which such shares are listed, as reported on Bloomberg under the function “VWAP” (or, if not reported therein, in another authoritative source mutually selected by the Parties) during the ten (10) days the Nasdaq or such other stock exchange, as applicable, is open for the transaction of business.

4.                  Initial Payment. Within two business days following the Assignment Agreement Delivery Date (as defined below), Canopy USA shall cause Canopy to, and Canopy shall, issue Canopy Shares having an aggregate Fair Market Value of $15,220,477.50 (the “Initial Payment”) to each of the individuals set forth on Exhibit B in the amounts set forth opposite such individual’s name on such exhibit in accordance with account instructions provided by such individual. The parties acknowledge and agree that if an executed Assignment of Rights Agreement in the form attached hereto as Exhibit C (the “Assignment Agreement”) is not received by Canopy within five days from the Effective Date from each individual listed on Exhibit B, the Supermajority Members shall implement the drag-along rights contemplated by Section 2(a) above and if, after giving effect to such drag-along rights, any individual has not delivered an Assignment Agreement to Canopy within ten days following implementation of the drag-along rights by the Supermajority Members then the Designee shall deliver an executed Assignment Agreement to Canopy on behalf of any such individual pursuant to Sections 3.4(d) and (e) of the TRA (as amended hereby) (the latest date on which all executed Assignment Agreements have been delivered to Canopy, whether executed by a TRA Member individually or executed by the Designee on behalf of a TRA Member, shall be the “Assignment Agreement Delivery Date”).

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5.                  Second Payment. Canopy USA shall cause Canopy to, and Canopy shall, issue Canopy Shares having an aggregate Fair Market Value of $15,220,477.50 (the “Second Payment”) to the individuals set forth on Exhibit B in the amounts set forth opposite such individual’s name on such exhibit on the earlier of (a) two (2) business days after the date on which a successful shareholder vote approving the Proposed Transaction by holders of the Floating Shares has occurred, or (b) the date that is six months after the date hereof. For the avoidance of doubt, the Initial Payment amount and the Second Payment amount payable to Kevin Murphy as set forth on Exhibit B are after reduction for Tax Benefit Payments he previously waived pursuant to that certain Irrevocable Waiver dated April 17, 2019, attached as Exhibit D hereto.

6.                  Canopy’s Agreement to Fund Bonus Plans. On the closing of the Proposed Transaction or, if the Proposed Transaction does not close or is terminated but the Acquisition (as such term is defined in the Arrangement Agreement, as amended on May 15, 2019, September 23, 2020 and November 17, 2020 (collectively, the “Arrangement Agreement”)) closes, then on the closing of the Acquisition, at the direction of Acreage, Canopy USA shall cause Canopy to, and Canopy shall, issue to participants under the Bonus Plans (as amended), in consideration for compensation to be paid by Acreage, and in full and final settlement of Acreage’s obligations under the Bonus Plans (as amended), Canopy Shares having an aggregate Fair Market Value of US$19,559,045 (the “Bonus Plan Payments” and together with the Initial Payment and the Second Payment, the “Canopy Share Payments”), where Canopy Shares with a Fair Market Value of US$11,764,706 will fund Bonus Plan I (as amended), and where Canopy Shares with a Fair Market Value of US$7,794,339 will fund Bonus Plan II (as amended). Notwithstanding the foregoing, if Acreage and Canopy jointly agree, Acreage equity securities may be issued instead of Canopy Shares immediately prior to the closing of the Proposed Transaction or Acquisition (as applicable); provided, that such issuance of Acreage equity securities (i) does not require any governmental, third party or stockholder approvals and (ii) does not change the intended economic benefit to, or create any adverse tax or other consequences on, the participants under the Bonus Plans (as amended). The number of Canopy Shares constituting the Bonus Plan Payments shall be equal to the Fair Market Value of such Canopy Shares constituting the Bonus Plan Payments measured as of the close of trading on the second trading date prior to the date of issuance. In the event that closing of the Acquisition does not occur, the Bonus Plans (as amended) shall remain in full force and effect in accordance with their terms and Canopy USA and Canopy shall have no obligation to make the Bonus Plan Payments. Canopy further agrees to provide the registration rights set forth on Exhibit A to the recipients of Canopy Shares under the Bonus Plans (as amended) and the Parties acknowledge and agree that such recipients of Canopy Shares under the Bonus Plans (as amended) are intended third party beneficiaries of such registration rights provided by Canopy, and each of Canopy USA and Canopy agrees that it shall not amend or alter in any respect, whether by way of future amendment to the TRA or otherwise, the obligations set forth in this Section 6, which shall continue and survive until the earlier of the closing of the Acquisition or the Acquisition Closing End Date (as such term is defined in the Arrangement Agreement).

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7.                  Payment in Cash if Required by Nasdaq Shareholder Approval Rules. Notwithstanding anything to the contrary contained herein, in order to ensure compliance with Rule 5635 of the Rules of The Nasdaq Stock Market (“Nasdaq”), to the extent that payment of any of the Canopy Share Payments in Canopy Shares would result in the issuance of more than 19.99% of the Canopy Shares outstanding on the date of the signing of this Agreement (taking into account Nasdaq interpretations regarding aggregation of stock issuances), Canopy shall only make the Canopy Share Payments in an amount of whole Canopy Shares equal to (as near as possible, but not exceeding) 19.99% of the Canopy Shares outstanding on the date of the signing of this Agreement, and any remaining portion of the Canopy Share Payments that would have otherwise been paid in Canopy Shares shall be paid by Canopy in cash.

8.                  Canopy Change of Control Adjustment. If a Canopy Change of Control (as defined in the Floating Share Arrangement Agreement) shall occur prior to the date on which any Canopy Share Payments are to be made pursuant to this Agreement, the Parties acknowledge and agree that Section 2.13 of the Floating Share Arrangement Agreement shall be implemented so that any recipient of Canopy Share Payments hereunder shall receive such Alternate Consideration (as defined in the Floating Share Arrangement Agreement) as contemplated by Section 2.13 of the Floating Share Arrangement Agreement.

9.                  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

10.              Binding Effect. This Agreement shall inure to the benefit of and shall be legally binding upon the Parties hereto and their respective successors, assigns, representatives and heirs.

11.              Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon but all of which shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile or pdf and such facsimile or pdf shall be effective for all purposes.

[Signatures on Following Page]

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IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

High Street Capital Partners, LLC

By: Acreage Holdings America, Inc.

By:	/s/ Kevin Murphy
	Name:	Kevin Murphy
	Title:	President

Acreage Holdings America, Inc.

By:	/s/ Kevin Murphy
	Name:	Kevin Murphy
	Title:	President

Canopy Growth Corporation

By:	/s/ Christelle Gedeon
	Name:	Christelle Gedeon
Title:

Canopy USA, LLC

By:	/s/ David Klein
	Name:	David Klein
Title:

Supermajority Member Consent

/s/ Kevin Murphy
Kevin Murphy

/s/ Melvin Yellin
Melvin Yellin

/s/ Devin Binford
Devin Binford

/s/ Glen Leibowitz
Glen Leibowitz

/s/ James Doherty
James Doherty

[signature page to Third Amendment to Tax Receivable Agreement]

Exhibit A

1.	Registration Statement.

a.	Subject to the receipt of complete and accurate information required by Section 1(e) below, (i) within thirty-five (35) days following the Initial Payment in the form of Canopy common shares (the “Canopy Shares”), (ii) as soon as practicable following the Second Payment in the form of Canopy Shares, and (iii) as soon as practicable following the issuance of Canopy Shares pursuant to that certain Third Amended and Restated Acreage Holdings Tax Receivable Bonus Plan (“Bonus Plan I Amendment”) and that certain Amended and Restated Acreage Holdings Tax Receivable Bonus Plan II (“Bonus Plan II Amendment” and together with Bonus Plan I Amendment, the “Bonus Plan Amendments”)], in each case, to those individuals party to the TRA and certain individuals under the Bonus Plans pursuant to this Amendment and the Bonus Plan Amendments (such Canopy Shares, including any common shares or other shares issued or issuable by Canopy with respect to the Canopy Shares by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Canopy Shares, the “Canopy Registrable Securities”), but in each case not later than thirty-five (35) calendar days following such issuance, Canopy shall prepare and file with the United States Securities and Exchange Commission (the “SEC”) either a registration statement (each a “New Registration Statement”) on Form S-3 ASR (or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, and any applicable rules and regulations thereunder, and any successor to such statute, rules or regulations (the “Securities Act”)) or a prospectus supplement (each a “Prospectus Supplement”) to a then effective Form S-3ASR (each an “Existing Registration Statement”) covering the resale or distribution of the Canopy Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act and, if filing a New Registration Statement, Canopy shall use its commercially reasonable efforts to cause such New Registration Statement to be declared effective by the SEC as soon as practicable thereafter, such that the resale of such Canopy Registrable Securities by such Members shall be eligible for resale within forty (40) calendar days of the date of issuance of such Canopy Registrable Securities. For purposes of this Exhibit A, a “Member” means each of those individuals party to the TRA and certain individuals under the Bonus Plans that hold Canopy Registrable Securities.

b.	Canopy shall use its commercially reasonable efforts to keep any New Registration Statement and any Existing Registration Statement (as applicable, a “Registration Statement”) continuously effective under the Securities Act covering all Canopy Registrable Securities registered under such Registration Statement for a period up to the earlier of the date that all outstanding Canopy Registrable Securities registered under such Registration Statement (x) have been sold by the Members; or (y) may be sold pursuant to Rule 144 in a single day without volume or manner of sale restrictions Canopy or counsel to Canopy has provided an opinion letter to Computershare Trust Company of Canada or any other transfer agent appointed by Canopy (the “Transfer Agent”) to remove all restrictive legends on such outstanding Canopy Registrable Securities registered under such Registration Statement and all such legends have been removed (as applicable, the “Effectiveness Period”). Each Member acknowledges that (i) the Company is an issuer of the type referred to in Rule 144(i); (ii) the Canopy Registrable Securities will not be eligible for resale pursuant to Rule 144 if, at the time of such resale, the Company has not filed all reports and other materials (other than Form 8-K reports) required to be filed by it pursuant to §13 or §15(d) of the Exchange Act, as applicable, during the preceding 12 months. Each member further acknowledges that in connection with any request for the removal of the Restricted Legend (as defined below), such Member shall provide a Legend Removal Certificate in substantially the form set forth on Schedule 1 to this Exhibit A.

c.	Canopy shall notify the Members in writing promptly (and in any event within one (1) Business Day) after receiving notification from the SEC that a Registration Statement has been filed and is effective or that a related prospectus has been filed.

d.	Each Member understands that the Canopy Registrable Securities may not be resold, transferred, pledged or otherwise disposed of by the Member absent an effective registration statement under the Securities Act, except: (w) to Canopy or a subsidiary thereof; (x) pursuant to offers and sales that occur solely outside the United States within the meaning of, and in compliance with, Regulation S under the Securities Act; (y) in compliance with (1) Rule 144 or (2) Rule 144A under the Securities Act, if available; or (z) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (y) and (z), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book entries representing the Canopy Registrable Securities shall contain a legend to such effect (the “Restricted Legend”).

e.	Canopy may require each Member that will be issued any Canopy Registrable Securities to provide such additional information regarding such Member as may be reasonably required under the Securities Act and requested by the Transfer Agent to effect the registration of such Canopy Registrable Securities. It shall be a condition precedent to the obligations of Canopy to include any such Canopy Registrable Securities of any such Member in a Registration Statement or a related prospectus that such Member promptly furnish to Canopy the information requested in the security holder questionnaire attached as Schedule 2 to this Exhibit A. In addition, each such Member shall also provide such information as Canopy shall reasonably request to effect the registration of any such Canopy Registrable Securities issued or to be issued to such Member and for legal counsel to Canopy to deliver an opinion to the Transfer Agent in order to remove the Restricted Legend with respect to such Canopy Registrable Securities at a time when the Canopy Registrable Securities may be sold under Rule 144 without any volume restrictions and without there being a requirement under Rule 144 that current public information relating to Canopy be available.

f.	Notwithstanding any other provision of this Agreement, Canopy may (x) restrict offers and sales or other dispositions of Canopy Registrable Securities pursuant to a Registration Statement or related prospectus; or (y) defer the filing of a New Registration Statement or a Prospectus Supplement relating to the Canopy Registrable Securities or defer the preparation or furnishing of any supplement or amendment to a prospectus, in each case, if Canopy has delivered a written notice (a “Suspension Notice”) to the Members stating that a suspension in the offer and sale or other disposition of Canopy Registrable Securities or deferral in the filing of a New Registration Statement or a Prospectus Supplement is necessary because Canopy’s Chief Executive Officer, in his or her reasonable good faith judgment (after consultation with Canopy’s legal advisors), has determined that the offer and sale or other disposition of the Canopy Registrable Securities or filing of a New Registration Statement or a Prospectus Supplement would (1) require public disclosure by Canopy of material non-public information that is not included in a Registration Statement or a prospectus related to such Registration Statement and that immediate disclosure of such information would be materially detrimental to Canopy, (2) materially interfere with a significant acquisition, corporate reorganization, financing, securities offering or other similar transaction involving Canopy or (3) render Canopy unable to comply with requirements under the Securities Act or the Securities Exchange Act of 1934, as amended and the rules and regulation promulgated thereunder (the “Exchange Act”); provided, however, that Canopy may not suspend offers and sales or other dispositions of Canopy Registrable Securities or defer the filing of a New Registration Statement or a Prospectus Supplement pursuant to this Section 1(f) for more than 60 days at any one time, or more than an aggregate of 120 days in any rolling 12 month period.

g.	Notwithstanding anything to the contrary in this Agreement, Canopy shall not be required to file a New Registration Statement contemplated by Section 1(a), in the event that Canopy has not received the consent of its independent registered public accounting firm or other required consents from auditors to include such firm’s audit report in the Registration Statement, provided that (x) Canopy has used commercially reasonable efforts to obtain such consents; and (y) Canopy shall file such Registration Statement as soon as reasonably practicable following the receipt of such consents.

2.	Registration Procedures. In connection with the registration obligations hereunder, Canopy shall until the expiration of the applicable Effectiveness Period:

a.	prepare and file with the SEC such amendments, including post-effective amendments, to a Registration Statement as may be necessary to keep such Registration Statement continuously effective, as to the Canopy Registrable Securities for the Effectiveness Period;

b.	within a reasonable time before filing a Registration Statement, Prospectus Supplement or amendments or supplements thereto with the SEC, furnish to counsel for the U.S. Corporation, copies of such documents proposed to be filed, which documents shall be subject to the review, comment and approval of such counsel;

c.	cause each Prospectus Supplement or prospectus related to a Registration Statement to be amended or supplemented by any required prospectus or supplement, and as so supplemented or amended to be filed pursuant to Rule 424 under the Securities Act;

d.	respond as promptly as reasonably practical to any comments received from the SEC with respect to a Registration Statement or any amendment thereto;

e.	comply in all material respects with the provisions of the Securities Act and the Exchange Act applicable to Canopy with respect to the disposition of all Canopy Registrable Securities during the Effectiveness Period in accordance with the intended methods of disposition by the relevant Member(s) thereof set forth in such Registration Statement or the related prospectus;

f.	notify the Members as promptly as reasonably practical, and confirm such notice in writing no later than two Business Days thereafter, of any of the following events:

i.	Canopy becomes aware that the SEC has issued any stop order suspending the effectiveness of a Registration Statement or initiates any action, claim, suit, proceeding, inquiry or investigation for that purpose;

ii.	Canopy receives notice of any suspension of the qualification or exemption from qualification of any Canopy Registrable Securities for sale in any jurisdiction, or the initiation or threat of any action, claim, suit, proceeding, inquiry or investigation for such purpose; or

iii.	the financial statements included in a Registration Statement become ineligible for inclusion therein or a Registration Statement or a related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

g.	use its commercially reasonable efforts to avoid the issuance of or, if issued, promptly obtain the withdrawal of:

i.	any order suspending the effectiveness of a Registration Statement; or

ii.	any suspension of the qualification (or exemption from qualification) of any of the Canopy Registrable Securities in any jurisdiction, as soon as possible;

h.	if requested by the Members, promptly provide, without charge, at least one conformed copy of a Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by the Members (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC;

i.	promptly deliver to the Members, without charge, as many copies of the Prospectus Supplement or any prospectuses related to a Registration Statement (including each form of prospectus) and each amendment or supplement thereto, and such other documents as such Member may reasonably request in order to facilitate the disposition of Canopy Registrable Securities owned by such Member;

j.	prior to any public offering of Canopy Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the Members in connection with the registration or qualification (or exemption from such registration or qualification) of such Canopy Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as a Member requests in writing, to keep each such registration or qualification (or exemption therefrom) effective for so long as required, but not to exceed the duration of the Effectiveness Period, and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Canopy Registrable Securities during the Effectiveness Period; provided, however, that Canopy shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it would not otherwise be required to qualify but for this Section 2(i) or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

k.	cooperate with the Members to facilitate the timely preparation and delivery of certificates representing the Canopy Registrable Securities to be sold pursuant to a Registration Statement or Rule 144 under the Securities Act free of all restrictive legends, including without limitation, the Restricted Legend, and to enable such Canopy Shares to be in such denominations and registered in such names as the Members may reasonably request a reasonable period of time prior to sales of Canopy Registrable Securities pursuant to a Registration Statement or Rule 144 under the Securities Act; provided that Canopy may satisfy its obligations hereunder without issuing physical certificates through the use of The Depository Trust Company’s Direct Registration System;

l.	subject to Section 1(f), promptly upon the occurrence of any event described in Section 2(f), (A) cause such Registration Statement to again become effective under the Securities Act, including by amending or supplementing such Registration Statement in a manner reasonably expected to cause such Registration Statement to again become effective under the Securities Act or, file an additional registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Members of the Canopy Registrable Securities; (B) prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Registration Statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (C) keep such additional, supplemented or amended Registration Statement (or another additional Registration Statement) continuously effective until the end of the Effectiveness Period;

m.	promptly inform the Members in writing if, at any time during the Effectiveness Period, Canopy does not satisfy the conditions specified in Rule 172 of the Securities Act and, as a result thereof, the Members are required to make available a prospectus in connection with any disposition of Canopy Registrable Securities; and

n.	otherwise use its commercially reasonable efforts to take all other steps necessary to effect the registration of such Canopy Registrable Securities contemplated hereby.

3.	Registration Expenses. Canopy shall pay all fees and expenses incident to the performance of or compliance with this Exhibit A, including, without limitation, all: (i) registration and filing fees and expenses, including without limitation those related to filings with the SEC, the Nasdaq, the Financial Regulatory Authority or comparable securities trading market and in connection with applicable state securities or Blue Sky laws; (ii) printing expenses (including without limitation expenses of printing certificates or Direct Registration System notifications for Canopy Shares); (iii) messenger, telephone and delivery expenses incurred by Canopy; (iv) fees and disbursements of Canopy’s counsel and accountants; (v) fees and expenses of all other persons retained by Canopy in connection with the consummation of the transactions contemplated by this Agreement; and (vi) all listing fees to be paid by Canopy to Nasdaq or a comparable securities trading market; provided, however, that Canopy shall not be responsible for broker fees and commissions of the Members or for fees of legal counsel or other professional advisers that may be retained by the Members.

4.	Indemnification.

a.	Canopy shall indemnify and hold harmless, to the fullest extent permitted by law, each Member, such Member’s officers, directors, managers, members, partners, stockholders and affiliates, each underwriter, broker or any other person acting on behalf of such Member and each other controlling person, if any, who controls any of the foregoing persons, against all losses, claims, actions, damages, liabilities and expenses to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus, preliminary prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, preliminary prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; and shall reimburse such persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability, except insofar as the same are caused by or contained in any information furnished in writing to Canopy by such Member expressly for use therein or by such Member’s failure to deliver a copy of the Registration Statement, prospectus, preliminary prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after Canopy has furnished such Member with a sufficient number of copies of the same prior to any written confirmation of the sale of Canopy Registrable Securities. This indemnity shall be in addition to any liability Canopy may otherwise have.

b.	Each Member severally and not jointly agrees to indemnify and hold harmless Canopy, and each of its directors and officers (including each director and officer of Canopy who signed a Registration Statement), and each person, if any, who controls Canopy within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against all losses, claims, actions, damages, liabilities and expenses to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus, preliminary prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, preliminary prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; and shall reimburse such persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, action, damage or liability; provided, however, that the indemnity provided pursuant to this Section 4.b. shall only apply with respect to any loss, claim, action, damages, liability or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to Canopy by such Member expressly for use in any Registration Statement, prospectus, preliminary prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto.

c.	Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 4, such indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. The failure of any indemnified party to notify an indemnifying party of any such action shall not (unless such failure shall have a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of such action that it may have to such indemnified party hereunder. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of the claims in any such action that are subject or potentially subject to indemnification hereunder, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after written notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, that, if counsel to any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party without such indemnified party’s prior written consent (but, without such consent, shall have the right to participate therein with counsel of its choice) and such indemnifying party shall reimburse such indemnified party for the reasoanble fees and expenses of counsel retained by the indemnified party . If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of counsel to any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Canopy Registrable Securities included in the registration, at the expense of the indemnifying party. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party, not to be unreasonably withheld, delayed or conditioned.

d.	If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability, expense or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability, expense or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each holder of Canopy Registrable Securities, to an amount equal to the net proceeds actually received by such seller from the sale of Canopy Registrable Securities effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5.	Dispositions. In connection with any sales of Canopy Registrable Securities pursuant to a Registration Statement, the Members agree that they will (x) comply with the prospectus delivery requirements of the Securities Act applicable to them in connection such sales and (y) sell their Canopy Shares in accordance with the “Plan of Distribution” set forth in the applicable prospectus. The Members further agree that, upon receipt of a Suspension Notice, the Members will discontinue disposition of Canopy Registrable Securities under a Registration Statement until the Members are advised in writing by Canopy that the use of the prospectus, or amended prospectus, as applicable, may be used. Canopy may provide appropriate stop orders to enforce the provisions of this paragraph.

6.	No Assignment of Registration Rights. Notwithstanding any other provision of this Agreement, no person who acquires Canopy Registrable Securities from any Member shall have the benefit of any of the registration rights provided under this Exhibit A.

7.	Preservation of Rights. Notwithstanding any other provision of this Agreement, Canopy shall not enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates the rights expressly granted to the Members under this Exhibit A.

Schedule 1 to Exhibit A

CANOPY GROWTH CORPORATION

LEGEND REMOVAL CERTIFICATE

The undersigned shareholder (the “Shareholder”) of Canopy Growth Corporation, a corporation organized and existing under the Canada Business Corporations Act (the “Company”), is delivering this certificate to the Company in connection with the Shareholder’s request to remove the transfer restriction legends under the Securities Act of 1933, as amended (the “Securities Act”), from certificates or book-entry notations issued in the Shareholder’s name with respect to the number of common shares, no par value, of the Company set forth on Schedule I hereto (the “Shares”).

A.	The Shareholder hereby represents and warrants to the Company that the Shareholder is not currently an affiliate of the Company, as that term is defined in paragraph (a)(1) of Rule 144 promulgated under the Securities Act (“Rule 144”), and has not been an affiliate of the Company for a period of three months prior to the date hereof.

B.	The Shareholder acquired and fully paid for the above securities at least one year ago, or acquired the securities from a non-affiliate of the Company, who acquired and fully paid for the securities at least one year ago, with such time periods being computed in accordance with paragraph (d) of Rule 144 and interpretations of the Division of Corporation Finance of the Securities and Exchange Commission thereunder.

C.	The Shareholder hereby represents and warrants to the Company that the Shareholder is sophisticated in financial matters and is familiar with the registration requirements under the Securities Act. If the Shareholder is an investment fund, the Shareholder’s chief compliance officer (or the chief compliance officer of the general partner, manager or other entity which manages the Shareholder) has reviewed this certificate and is aware that the Shareholder will be executing and delivering this certificate to the Company and undertaking the obligations set forth herein.

D.	The Shareholder acknowledges that the Company is formerly a “special purpose acquisition corporation” and therefore an issuer described in subsection (i)(1)(i) of Rule 144.

E.	The Shareholder did not originally acquire the Shares with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act.

F.	If the Shareholder is an investment fund, the Shareholder has established and maintains adequate controls and procedures to ensure that the Shares are transferred and/or sold only pursuant to: (i) an effective resale registration statement under the Securities Act registering the Shareholder’s resale of the Shares, which includes a prospectus that is current, and in the manner contemplated by such registration statement, including the “Plan of Distribution” contained therein or (ii) an exemption from the registration requirements of the Securities Act. Such controls include, but are not limited to, procedures designed to identify, segregate, and control the Shares. Such controls and procedures are effective in all material respects to perform the functions for which they were established.

G.	The Shareholder hereby covenants that:

1.	The Shareholder will transfer the Shares only:

(a)	pursuant to an effective resale registration statement under the Securities Act registering the Shareholder’s resale of the Shares, which includes a prospectus that is current, and in the manner contemplated by such registration statement, including the “Plan of Distribution” contained therein, provided that the Shareholder has not received oral or written notice from the Company that use of the prospectus is suspended or that the prospectus otherwise may not, at such time, be used for transfers of the Shares; or

(b)	in accordance with Rule 144, including the requirement of subsection (i)(2) of Rule 144 that the Company: (i) be then subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) has filed all reports and other materials required to be filed by Section 13 or 15(d) of such Exchange Act, as applicable, during the preceding 12 months, other than Form 8-K reports; or

(c)	pursuant to another exemption from the registration requirements of the Securities Act, provided that the Shareholder provides the Company with advance notice of such transfer and an opinion of counsel that the proposed transfer is exempt from the registration requirements of the Securities Act.

2.	The Shareholder acknowledges and agrees that the Company is under no obligation to provide oral or written notice to the Shareholder regarding the availability of an exemption from registration pursuant to Rule 144, and the Shareholder shall be responsible for ensuring that any proposed transfers of the Shares in reliance upon Rule 144 comply with Rule 144, including without limitation subsection (i)(2) thereof. The Shareholder further acknowledges and agrees that Rule 144 may not be available as an exemption from registration for future transfers of Shares.

3.	The Shareholder will provide the Company with any update to the Shareholder’s contact information set forth on the signature page hereof for purposes of any notification to be delivered to the Shareholder relating hereto.

H.	The Shareholder agrees that, in connection with the matters described above, the Company, Paul Hastings LLP, its legal counsel, and Computershare Investor Services, Inc., its transfer agent, may rely upon the statements, representations and warranties made herein, as if this letter had been addressed to them, for purposes of preparing and delivering any legal opinion(s) required in connection with the removal of the transfer restriction legends from the Shares and the Company’s transfer agent is authorized to rely on this certificate in connection with the removal of the transfer restriction legends from the Shares. The Shareholder hereby agrees to indemnify and to hold harmless the Company, its officers, employees or representatives, its legal counsel and transfer agent (each an “Indemnified Person”) from any liability for any breach of the foregoing representations and warranties and covenants (and the costs and expenses of defending against such liability or alleged liability); provided that in no event will an Indemnified Person be entitled to recover or make a claim for any amount in respect of consequential, incidental or indirect damages, lost profits or special or punitive damages.

[Signature page follows]

Very truly yours,

Name of Shareholder:

Signature:

Name of Signatory:

Title of Signatory:

Date:

Contact Name No. 1:

Phone Number:

Email:

Contact Name No. 2:

Phone Number:

Email:

[Signature Page to Canopy Growth Corporation Legend Removal Certificate]

Schedule I

Entity/Individual Legal Name	Registration Name	Tax Identification Number	Number of Shares	Share Certificate or Book Entry Information

Schedule 2

Canopy Growth Corporation

Security Holder Questionnaire

The undersigned beneficial owner of common shares, no par value (“Common Shares”), of Canopy Growth Corporation, a corporation existing under the federal laws of Canada (the “Company”), understands that the Company has filed or will file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) on Form S-3 for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), of the Common Shares issued to the undersigned pursuant to the Third Amendment to Tax Receivable Agreement (the “Agreement”), dated as of October 24, 2022 by and among High Street Capital Partners, LLC, Acreage Holdings America, Inc., Canopy USA, LLC, the members who constitute the Supermajority Member Approval that certain Tax Receivable Agreement, dated as of November 14, 2018, as amended, and the Company (the “Registrable Securities”).

In order to sell or otherwise dispose of the Registrable Securities pursuant to the Registration Statement, you will be required to be named as a selling shareholder in the prospectus included in the Registration Statement and one or more supplements thereto (as so supplemented, the “Prospectus”), and deliver the Prospectus to purchasers of the Registrable Securities (including pursuant to Rule 172 under the Securities Act). Therefore, you must complete and deliver this questionnaire (the “Questionnaire”) in order to be named as a selling shareholder in the Prospectus.

Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related Prospectus. Accordingly, you are advised to consult your own counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related Prospectus.

Please keep in mind that, throughout the Questionnaire, the “Company” refers to Canopy Growth Corporation, and “you” and “the undersigned” refer to you or the entity on whose behalf you are completing this Questionnaire. Capitalized terms used but not defined herein have the meanings given to them in the Agreement.

Please complete and return one copy of this Questionnaire

to Shai Marshall (shaimarshall@paulhastings.com) of Paul Hastings LLP, the Company’s outside corporate counsel.

If you have any questions concerning any part of this Questionnaire, please contact
Shai Marshall by email.

The undersigned beneficial owner (the “Selling Shareholder”) of Registrable Securities hereby elects to include certain of the Registrable Securities owned/acquired by it in the Registration Statement and the related Prospectus. The undersigned hereby provides the following information to the Company and represents and warrants that such information is complete and accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full legal name of Selling Shareholder(s):

(b)	Full legal name of registered holder(s) (if not the same as (a) above) through which the Company Securities are held:

(c)	Full legal name of natural control person(s) (which means the natural person(s) who directly or indirectly alone or with others has power to vote or dispose of the Company Securities covered by this Questionnaire):

(d)	Footnote for Selling Shareholders’ table in Registration Statement (leave blank if you would like Paul Hastings LLP to draft based on the above information):

2. Beneficial Ownership of Registrable Securities:

(a)	Total number of Common Shares beneficially owned as of [DATE] (including Common Shares that the undersigned has the right to acquire within 60 days, as specified in Rule 13d-3(d)(1) under the Exchange Act of 1934, as amended (the “Exchange Act”)):

(b)	Number of Common Shares that qualify as Registrable Securities under the Agreement to be registered pursuant to this Questionnaire for resale:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes	☐	No	☐

(b)	If “yes” to Item 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes	☐	No	☐

Note: If “yes” to Item 3(b), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement and related Prospectus.

(c)	Are you an affiliate of a broker-dealer?

Yes	☐	No	☐

Note: If yes, provide a narrative explanation below:

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes	☐	No	☐

Note: If “no” to Item 3(d), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Other Securities of the Company Owned by the Selling Shareholder.

Except as set forth above in Item 2, the undersigned is not the beneficial or registered owner of any other securities of the Company.

Correct	☐

Not correct	☐	If not correct, please explain below:

Type and amount of other securities of the Company beneficially owned by the Selling Shareholder as of [DATE]:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6. Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution to be included in the Prospectus, a copy of which is attached hereto as Exhibit A, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The answers to the foregoing questions are correctly stated to the knowledge of the undersigned. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of the Registration Statement. In absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Questionnaire.

The undersigned understands and acknowledges that the Company will rely on the information set forth herein for purposes of the preparation of the Prospectus. By signing below, the undersigned (i) consents to the disclosure of the information contained herein in the answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related Prospectus and any amendments or supplements thereto and (ii) acknowledges the undersigned’s obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M, in connection with any offering of Registrable Securities pursuant to the Registration Statement.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

Signature

Name (if securityholder is an entity)

Title (if securityholder is an entity)

[Signature Page to Selling Shareholder Questionnaire]

Exhibit A to Schedule 2

PLAN OF DISTRIBUTION

We are registering the Shares to permit the resale of the Shares by the holders thereof from time to time after the date of this prospectus supplement. We will not receive any of the proceeds from the sale by the Selling Securityholders of the Shares. We will bear all fees and expenses incident to our obligation to register the Shares.

The Selling Securityholders may sell all or a portion of the Shares beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Shares are sold through underwriters or broker-dealers, the Selling Securityholders will be responsible for underwriting fees, discounts or commissions or agent’s commissions. The Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. The Selling Securityholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. These sales may be effected in transactions, which may involve cross or block transactions. The Selling Securityholders may use one or more of the following methods when disposing of the Shares or interests therein:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	in ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	in block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	through purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	in an exchange distribution in accordance with the rules of the applicable exchange;

•	in privately negotiated transactions;

•	in short sales;

•	through the distribution of the Shares by the Selling Securityholders to its partners, members or stockholders;

•	through one or more underwritten offerings on a firm commitment or best efforts basis;

•	in sales pursuant to Rule 144;

•	whereby broker-dealers may agree with the Selling Securityholders to sell a specified number of such Shares at a stipulated price per share;

•	in a combination of any such methods of sale; and

•	in any other method permitted pursuant to applicable law.

If the Selling Securityholders effect such transactions by selling Shares to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the Selling Securityholders or commissions from purchasers of the Shares for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the Shares or otherwise, the Selling Securityholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Shares in the course of hedging in positions they assume. The Selling Securityholders may also sell the Shares short and deliver Shares covered by this prospectus supplement to close out short positions and to return borrowed Common Shares in connection with such short sales. The Selling Securityholders may also loan or pledge Common Shares to broker-dealers that in turn may sell such Common Shares.

The Selling Securityholders may pledge or grant a security interest in some or all of the Common Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Common Shares from time to time pursuant to this prospectus supplement or any amendment to this prospectus supplement under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of Selling Securityholders to include the pledgee, transferee or other successors in interest as Selling Securityholders under this prospectus supplement. The Selling Securityholders also may transfer and donate the Common Shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus supplement.

The Selling Securityholders, individually and not severally, and any broker-dealer participating in the distribution of the Shares may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the Shares is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of Shares being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the Selling Securityholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers. The Selling Securityholders may indemnify any broker-dealer that participates in transactions involving the sale of the Shares against certain liabilities, including liabilities arising under the Securities Act.

Under the securities laws of some states, the Shares may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states, the Shares may not be sold unless such Shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

The aggregate proceeds to the Selling Securityholders from the sale of the Shares offered will be the purchase price of the Shares less discounts or commissions, if any. The Selling Securityholders reserve the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of Shares to be made directly or through agents. There can be no assurance that any Selling Securityholders will sell any or all of the Shares registered hereunder.

The Selling Securityholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Shares by the Selling Securityholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the Shares to engage in market-making activities with respect to the Shares. All of the foregoing may affect the marketability of the Shares and the ability of any person or entity to engage in market-making activities with respect to the Shares.

We will pay all expenses of the registration of the Shares pursuant to the this Agreement, including, without limitation, SEC filing fees and expenses of compliance with state securities or “Blue Sky” laws; provided, however, that a Selling Securityholder will pay all underwriting fees, discounts or commissions attributable to the sale of the Shares or any legal fees and expenses of counsel to the Selling Securityholders, if any. We may be indemnified by the Selling Securityholders against certain liabilities, including certain liabilities under the Securities Act or the Exchange Act, that may arise from any written information furnished to us by the Selling Securityholder specifically for use in this prospectus supplement.

Once sold hereunder, the Shares will be freely tradable in the hands of persons other than our affiliates.

Exhibit B

TRA Payments

[***]

Exhibit C

Form of Assignment of Rights Agreement

(see attached)

Exhibit D

Irrevocable Waiver

(see attached)